EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 29, 2010, by and among BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company (the “Borrower”), BH FINANCE LLC, a Nebraska limited liability company, as a lender under the Credit Agreement referred to below (the “Lender”), and Baldwin Enterprises, Inc., a Colorado corporation as a participant under the Credit Agreement referred to below (the “Participant”).

W I T N E S S E T H

WHEREAS, reference is made to that certain Credit Agreement, dated as of December 10, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), between the Borrower and the Lender, pursuant to which the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions specified in the Credit Agreement.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement in certain respects as set forth below; and

WHEREAS, effective as of the date hereof, the Lender has sold a participation right in all of the Incremental Commitment and Incremental Loans (as such terms are defined herein) to the Participant in accordance with the Credit Agreement (as amended by this Amendment) and pursuant to that certain Participation Agreement, by and between the Lender and the Participant, of even date herewith (the “Participation Agreement”).

Accordingly, the parties hereto agree as follows:

SECTION 1.   Amendment to Credit Agreement.  Effective as of the Amendment Effective Date and subject to the satisfaction of the terms and conditions set forth herein:

(a)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

“ “Commitment” means, individually or collectively as the context requires, the Original Commitment or the Incremental Commitment.”

“ “Guaranty” means the Guaranty, dated as of December 10, 2009 made by Leucadia National Corporation, a New York corporation, in favor of the Lender, as amended by Amendment No. 1 to Guaranty, dated as of October 29, 2010.”

“ “Loan” means an extension of credit by the Lender, either directly or indirectly through the Participant, to the Borrower made pursuant to Article II, and includes, for the avoidance of doubt, any Incremental Loans.”

(b)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in such Section in the proper alphabetical order:

“ “Incremental Commitment” means the Lender’s agreement to make Incremental Loans to the Borrower through the Participant (and solely through the Participant) pursuant to Section 2.01 on the terms and conditions set forth in this Agreement, in an aggregate principal amount at any time outstanding not to exceed Five Hundred Million Dollars ($500,000,000).”

“ “Incremental Loans” means extensions of credit made by the Participant on behalf of the Lender pursuant to the Incremental Commitment.  For the avoidance of doubt, Incremental Loans are Loans, that, when made, in the aggregate are equal to the aggregate principal amount of all Loans outstanding at any time in excess of One Billion Dollars ($1,000,000,000).”

“ “Original Commitment” means the Lender’s agreement to make Loans to the Borrower pursuant to Section 2.01 on the terms and conditions set forth in this Agreement, in an aggregate principal amount at any time outstanding not to exceed One Billion Dollars ($1,000,000,000).”

“ “Participant” means Baldwin Enterprises, Inc., a Colorado corporation, together with any permitted successors or assigns.”

(c)           The Credit Agreement is hereby amended by amending and restating Sections 2.02(a) and 2.02(b) in their entirety as follows:

“(a)           Each Loan shall be made upon the Borrower’s irrevocable notice to the Lender, which may be given by telephone; provided, however, that in the case of an Incremental Loan, such notice must also be provided to the Participant.  Each such notice must be received by (i) the Lender not later than 5:00 p.m. on the Business Day prior to the requested date of such Loan and (ii) in the case of an Incremental Loan, the Participant, on behalf of the Lender, one Business Day prior to the requested date of such Incremental Loan.  Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly, but in any case prior to the funding of the Loan, by delivery to the Lender and, in the case of an Incremental Loan, the Participant, of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower (which confirmation may be delivered by email or facsimile).  Each Loan shall be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.  Each Loan Notice (whether telephonic or written) shall specify (i) the requested date of the Loan (which shall be a Business Day), (ii) whether the principal amount being borrowed is an Incremental Loan or not and (iii) the principal amount of the Loan to be borrowed.

(b)           Following receipt of a Loan Notice and upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Loan is the initial Loan, Section 4.01), the Lender or, in the case of an Incremental Loan, the Participant, shall make the principal amount of the Loan to be borrowed as specified in the applicable Loan Notice available to the Borrower by wire transfer of immediately available funds to the Funding Account.    Notwithstanding anything to the contrary in this Agreement, Lender has no obligation to make the principal amount of any Incremental Loan available to Borrower except to the extent of an advance by Participant, and Lender shall not be responsible to Borrower or any other Person for any failure by Participant to make Incremental Loans as required by this Agreement.  No more than one (1) Loan shall be made by the Lender pursuant to the Original Commitment to the Borrower on any Business Day, and no more than one (1) Incremental Loan shall be made to the Borrower by the Participant on behalf of the Lender on any Business Day.  For the purpose of clarity, and by way of illustration and not limitation, if $900,000,000 principal amount is outstanding and Borrower wishes to borrow an additional $300,000,000, then Borrower shall (i) provide to Lender a Loan Notice pursuant to Section 2.01(a) above requesting a Loan of $100,000,000 and (ii) provide to each of Lender and Participant a Loan Notice pursuant to Section 2.01(a) above requesting an Incremental Loan of $200,000,000.  Notwithstanding Section 2.01(a) above, if a Loan and an Incremental Loan are each requested on the same Business Day, such Loans shall be funded on the same Business Day.”

(d)           The Credit Agreement is hereby amended by amending and restating Section 2.03(a) in its entirety as follows:

“(a)           The Borrower may at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that any prepayment shall be in a minimum principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, if less, the entire principal amount then outstanding; provided, further, that until such time as a Default or an Event of Default has occurred and is continuing, the Lender hereby directs the Borrower to make any such prepayments of Incremental Loans directly to the Participant.  Any prepayment of Loans shall be accompanied by all accrued and unpaid interest on the amount prepaid.”

(e)           The Credit Agreement is hereby amended by amending and restating Section 2.08 in its entirety as follows:

           “2.08 Payments Generally; Lender’s Clawback

.  All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrower hereunder of Loans shall be made to the Lender in Dollars and in immediately available funds not later than 4:00 p.m. on the date specified for payment herein; provided, that until such time as a Default or an Event of Default has occurred and is continuing, the Lender hereby directs the Borrower to make all such payments hereunder of Incremental Loans directly to the Participant (for the purpose of clarity, any interest payments arising from such Incremental Loans shall be paid directly to the Participant unless  and until a Default or Event of Default has occurred and is continuing).  All payments received by the Lender, or by the Participant in the case of Incremental Loans, after 4:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest shall continue to accrue.  If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest.”

(f)           The Credit Agreement is hereby amended by inserting the following new Section 2.09 immediately after Section 2.08:

“2.09 Equal Rank; No Subordination.

(a)           For the avoidance of doubt, all Incremental Loans and other Loans rank equally in seniority and right of payment hereunder as against the Borrower, without subordination.  Lender and Participant are subject to the Participation Agreement, which is intended solely for the purpose of defining the relative rights of the Lender and the Participant as against each other, and nothing therein is intended to or shall impair the obligations of Borrower or any other Loan Party, which are absolute and unconditional, to pay the Loans (including the Incremental Loans) as and when the same shall become due and payable in accordance with their terms.

(b)           The Incremental Loans and all other Loans shall together be entitled to all the benefits afforded by this Agreement and the other Loan Documents, and shall benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.”

 (g)           The Credit Agreement is hereby amended by inserting the following new clause (c) immediately after clause (b) in Section 9.06:

“(c)           Participations by Lender.  The Lender is, effective as of the date of this Amendment, selling a participation to the Participant in all of the Lender’s rights and obligations under this Agreement in respect of the Incremental Commitment; provided that (A) the Lender’s obligations under this Agreement with respect to the Original Commitment shall remain unchanged, (B) the Lender shall remain solely responsible to the Borrower for the performance of the Original Commitment and (C) except as otherwise set forth herein, the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under this Agreement; and provided, further, that Participant shall be solely responsible to the Borrower for the making of Incremental Loans and the funding of the Incremental Commitment.  Each of Borrower and Participant hereby releases Lender, and Lender’s Affiliates, from any liability whatsoever relating to or arising out of Participant’s failure to fund an Incremental Loan.  The Borrower consents to the sale of such participation to Participant, pursuant to the terms of the Participation Agreement (as such agreement may be amended from time to time).  The Borrower agrees that the Participant shall be entitled to the benefits of Section 3.01 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.06.  To the extent permitted by law, the Participant also shall be entitled to the benefits of Section 9.04 and 9.07 as though it were a Lender.”

(h)           The Credit Agreement is hereby amended by amending and restating Section 9.07 in its entirety as follows:

“9.07           Right of Setoff.  If an Event of Default shall have occurred and be continuing, the Lender, and each of its Affiliates, and the Participant, and each of its Affiliates, are hereby authorized at any time and from time to time to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency, but excluding in any event any accounts containing trust or escrow deposits) at any time held and other obligations (in whatever currency) at any time owing by the Lender, or any of its Affiliates, or the Participant, or any of its Affiliates, to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to the Lender or the Participant, irrespective of whether or not the Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of the Lender or the Participant different from the branch or office holding such deposit or obligated on such indebtedness.  For the purpose of clarity, and not in limitation of the foregoing, Lender, and its Affiliates, may set off amounts owed by Borrower to Participant, and its Affiliates, due to Incremental Loans, and Participant, and its Affiliates, may set off amounts owed by Borrower to Lender, and its Affiliates, due to Loans made by the Lender pursuant to the Original Commitment.  The rights of the Lender and its Affiliates and the Participant (and its Affiliates) under this Section are in addition to other rights and remedies (including other rights of setoff) that the Lender, or its Affiliates, or the Participant, or its Affiliates, may have.”

SECTION 2.   Conditions to Effectiveness of this Amendment.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the Lender and the Participant shall have received the following, unless otherwise provided, each of which shall be an original document, unless otherwise provided,  properly executed by a Responsible Officer of the signing Loan Party (or an electronic copy of an executed original), and each in form and substance satisfactory to the Lender:

(1) executed counterparts of this Amendment;

(2) an amendment to the Guaranty, duly executed by the Guarantor;

(3) a consent and reaffirmation agreement in the form of Exhibit A attached hereto, duly executed by the Borrower, each Subsidiary Guarantor and the Guarantor; and

(4) such certificates of resolutions or other action authorizing the execution, delivery and performance of this Amendment and the other actions contemplated hereunder.

SECTION 3.   Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Lender that the statements contained in this Section 3 are true, correct and complete as of the date of this Amendment.

(a)           Due Execution; Enforceability.  The execution and delivery of this Amendment and any other agreements and instruments contemplated hereby by the Borrower and its performance hereunder and thereunder have been duly and validly authorized by all necessary action on the part of the Borrower.  This Amendment has been, and any other agreements and instruments contemplated hereby to be executed and delivered by the Borrower will upon such execution and delivery be, duly authorized, executed, and delivered by the Borrower.  This Amendment constitutes and will constitute, as the case may be, the legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditor’s rights generally and general principles of equity.

(b)           Representations and Warranties.  The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Loan Notice (except where already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(c)           No Default.  No Default shall exist, or would result from this Amendment.

SECTION 4.   Binding Effect.  This Amendment has been, and each other Loan Document to which the Borrower is a party, when delivered hereunder, will have been, duly executed and delivered by the Borrower.

SECTION 5.   Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of this Amendment are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions.  This Amendment is limited as specified herein and shall not constitute an amendment of, or an indication of the Lender’s willingness to amend, any other provisions of the Credit Agreement for any other date or purpose.

SECTION 6.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.   Severability.  If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.   No Third Party Beneficiaries.  The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto and its successors and permitted assigns, in accordance with and subject to the terms of this Amendment, and this Amendment is not intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder, including, the right to rely upon the representations and warranties set forth herein.

SECTION 9.   Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.Rules of Interpretation.  The rules of interpretation specified in Sections 1.02 through 1.04 of the Credit Agreement shall be applicable to this Amendment.

SECTION 11.Jurisdiction; Waiver of Venue; Consent to Service of Process.

THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS.  THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 12.Waiver of Jury Trial.  THE BORROWER AND EACH OTHER LOAN PARTY, TO THE EXTENT PERMITTED BY LAW, WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY.  THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the day and year first above written.

The Borrower BERKADIA COMMERCIAL MORTGAGE LLC

By:	/s/ Linda Pickles
	Name:	Linda Pickles
	Title:	Chief Operating Officer

The Lender BH FINANCE LLC

By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	President

The Participant BALDWIN ENTERPRISES, INC.

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

EXHIBIT A

CONSENT AND REAFFIRMATION

Reference is made to (i) the Credit Agreement, dated as of December 10, 2009 (as amended, restated, modified or otherwise supplemented prior to the Amendment Effective Date, the “Credit Agreement”), between Berkadia Commercial Mortgage LLC, a Delaware limited liability company (the “Borrower”), and BH Finance LLC, as lender (the “Lender”) and (ii) the Amendment No. 1 to the Credit Agreement (the “Amendment”) to which this Consent and Reaffirmation is attached.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement or the Amendment, as applicable.

Each Subsidiary Guarantor and the Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by the Amendment.

Each Subsidiary Guarantor, the Guarantor and the Borrower hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

After giving effect to the Amendment, (i) the Subsidiary Guarantor reaffirms the guarantee granted by it to the Lender for the benefit of the Guaranteed Parties under the Subsidiary Guaranty and (ii) the Subsidiary Guarantor and the Borrower reaffirms each Lien granted by it to the Lender for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Amendment, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by the Amendment and the other Loan Documents, as amended.

After giving effect to the Amendment, the Guarantor reaffirms the guarantee granted by it to the Lender for the benefit of the Guaranteed Parties under the Guaranty, as amended by that certain Amendment No. 1 to Guaranty, dated as of October 29, 2010, which guarantee shall continue in full force and effect during the term of the Credit Agreement as amended by the Amendment, and shall continue to guarantee all Obligations under the Credit Agreement, on and subject to the terms and conditions set forth therein (for the purpose of clarity, including the reduction of the Guaranteed Obligations, as defined therein, by the aggregate principal amount of outstanding Incremental Loans under certain circumstances).

This Consent and Reaffirmation shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Reaffirmation as of the date of this Amendment.

BERKADIA COMMERCIAL MORTGAGE LLC , as the Borrower

By:	/s/ Linda Pickles
	Name:	Linda Pickles
	Title:	Chief Operating Officer

BERKADIA COMMERCIAL MORTGAGE INC., as a Subsidiary Guarantor

By:	/s/ Linda Pickles
	Name:	Linda Pickles
	Title:	Chief Operating Officer

LEUCADIA NATIONAL CORPORATION, as the Guarantor

By:	/s/ Joesph A. Orlando
	Name:	Joesph A. Orlando
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT AND REAFFIRMATION]